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                                                                    EXHIBIT 4.1
                                                                    -----------

                             S P E C I M E N

NUMBER                                                            SHARES


                      EMERGING COMMUNCIATIONS, INC.

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                             CUSIP 29089K 10 8
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

   THIS CERTIFIES THAT

   IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                         EMERGING COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/S/ Jeffrey J. Prosser            (SEAL)              /S/ Jeffrey J. Prosser
----------------------                                -----------------------
      Secretary                                               Chairman


                         Countersigned and Registered
                             THE BANK OF NEW YORK
                         TRANSFER AGENT AND REGISTRAR

                        By
                           ----------------------------
                                Authorized Signature
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         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN     _______ Custodian _______
                                     ACT -             (Cust.)           (Minor)

TEN ENT - as tenants by the                            under Uniform Gifts to
          entireties                                   Minors
JT TEN  - as joint tenants with                        Act ___________________
          right of ownership and                               (State)
          not as tenants in common

   Additional abbreviations may also be used though not in the above list.

For value received _________________________ hereby sell and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]
                                        ------------------------------------

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    Please print or type name and address, including zip code of assignee

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---------------------------------------------------------------------- Shares

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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, ______________

                                                       ------------------------



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration, or enlargement, or any change whatever.